EXHIBIT 10.6

SILICON VALLEY BANK

LOAN AND SECURITY AGREEMENT

Borrower:	Digirad Corporation
Address:	9350 Trade Place
San Diego, CA 92126

Date:	July 31, 2001

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK, COMMERCIAL FINANCE DIVISION (“Silicon”), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower(s) named above (jointly and severally, the “Borrower”), whose chief executive office is located at the above address (“Borrower’s Address”).  The Schedule to this Agreement (the “Schedule”) shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement.  (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.             LOANS.

1.1          Loans.  Silicon will make loans to Borrower (the “Loans”), in amounts determined by Silicon in its good-faith business judgment, sale discretion, up to the amounts (the “Credit Limit”) shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time in its good faith business judgment.

1.2          Interest.  All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement.  Interest shall be payable monthly, on the last day of the month.  Interest may, in Silicon’s discretion, be charged to Borrower’s loan account, and the same shall thereafter bear interest at the same rate as the other Loans.  Silicon may, in its discretion, charge interest to Borrower’s Deposit Accounts maintained with Silicon.  Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Silicon minimum monthly interest during the term of this Agreement in the amount set forth on the Schedule (the “Minimum Monthly Interest”).

1.3          Overadvances. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit (an “Overadvance”), Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.  Without limiting Borrower’s obligation to repay to Silicon on demand the amount of any Overadvance, Borrower agrees to pay Silicon interest on the outstanding amount of any Overadvance, on demand, at a rate equal to the interest rate which would otherwise be applicable to the Overadvance, plus an additional 2% per annum.

Silicon Valley Bank	Loan and Security Agreement

1.4          Fees. Borrower shall pay Silicon the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Silicon and are not refundable.

1.5          Letters of Credit.  [Not Applicable]

2.             SECURITY INTEREST.

2.1          Security Interest.  To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Silicon a security interest in all of Borrower’s interest in the following, whether now owned or hereafter acquired, and wherever located:    All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower’s Deposit Accounts, and all money, and all property now or at any time in the future in Silicon’s possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Silicon may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the “Collateral”).  Notwithstanding the foregoing, provided that (a) no Default or Event of Default has occurred and is continuing, (b) Borrower completes an initial public offering of equity securities of Borrower that generates net proceeds of at least $535,000,000 (the “IPO”), (c) immediately following the conclusion of the IPO Borrower has minimum cash (or cash equivalents acceptable to Silicon) liquidity maintained at Silicon of not less than $5,000,000 and (d) Borrower executes and delivers to Silicon, on Silicon’s standard form, a Negative Pledge Agreement regarding the Borrower’s Intellectual Property, Silicon agrees to release its liens on and security interests in all of Borrower’s Intellectual Property.  Also notwithstanding the foregoing, the term “Collateral” does not include any license agreements or contract rights (under which Borrower is the licensee, lessee or other similarly situated party) to the extent (i) the granting of a security interest in it would be contrary to applicable law, or (ii) that such rights are nonassignable by their terms (but only to the extent such prohibition is enforceable under applicable law, including, without limitation, Section 9318(4) of the California Uniform Commercial Code) without the consent of the licensor or other party (but only to the extent such consent has not been obtained); nevertheless, the foregoing grant of security interest shall extend to, and the term “Collateral” shall include, any and all proceeds of such license agreements or contract rights to the extent that the assignment or encumbering of such proceeds is not so restricted (including, without limitation, the proceeds of such license agreements or contract rights for which any required consent has been obtained).

3.             REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

In order to induce Silicon to enter into this Agreement and to make Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

3.1          Corporate Existence and Authority.  Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on

Borrower.  The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally), and (iii) do not violate Borrower’s articles or certificate of incorporation, or Borrower’s by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

3.2          Name; Trade Names and Styles.  The name of Borrower set forth in the heading to this Agreement is its correct name.  Listed on the Schedule are all prior names of Borrower and all of Borrower’s present and prior trade names.  Borrower shall give Silicon 30 days’ prior written notice before changing its name or doing business under any other name.  Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

3.3          Place of Business; Location of Collateral.  The address set forth in the heading to this Agreement is Borrower’s chief executive office.  In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule.  Borrower will give Silicon at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower’s Address or one of the locations set forth on the Schedule.  Notwithstanding the foregoing, Borrower represents and warrants that all of Borrower’s locations outside of California are sales offices only with little or no assets.  Additionally, during the term of this Agreement, Borrower shall not transfer any assets to any subsidiary.

3.4          Title to Collateral; Permitted Liens.  Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower.  The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens.  Silicon now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Silicon and the Collateral against all claims of others.  None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.  Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower’s right to remove any Collateral from the leased premises.  Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Silicon, use its best efforts to cause such third party to execute and deliver to Silicon, in form acceptable to Silicon, such waivers and subordinations as Silicon shall specify, so as to ensure that Silicon’s rights in the Collateral are, and will continue to be, superior to the rights of any such third party.  Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

3.5          Maintenance of Collateral.  Borrower will maintain the Collateral in good working condition, and Borrower will not use the Collateral for any unlawful purpose.  Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

3.6          Books and Records. Borrower has maintained and will maintain at Borrower’s Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

3.7          Financial Condition, Statements and Reports. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of Borrower, at the times and for the periods therein stated.  Between the last date covered by any such statement provided to Silicon and the date hereof, there has been no material adverse change in the financial condition or business of Borrower.  Borrower is now and will continue to be solvent.

3.8          Tax Returns and Payments; Pension Contributions. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower.  Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower’s obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral.  Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower.  Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its  successors or any other governmental agency.  Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

3.9          Compliance with Law.  Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower’s ownership of real or personal property, the conduct and licensing of Borrower’s business, and all environmental matters.

3.10        Litigation.  Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower’s knowledge) threatened by or against or affecting Borrower in any court or, before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted.  Borrower will promptly inform Silicon in writing of any claim,  proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

3.11        Use of Proceeds. All proceeds of all Loans shall be used solely for lawful business purposes.  Borrower is not purchasing or carrying any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will.  be used to purchase or carry any “margin stock” or to extend credit to others for the purpose of purchasing or carrying any “margin stock.”

4.             RECEIVABLES.

4.1          Representations Relating to Receivables.  Borrower represents and warrants to Silicon as follows:  Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services in the ordinary course of Borrower’s business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

4.2          Representations Relating to Documents and Legal Compliance.  Borrower represents and warrants to Silicon as follows:  All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower’s books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract.  All sales and other transactions underlying or giving rise to each Receivable shall fully comply with all applicable laws and governmental rules and regulations.  All signatures and endorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

4.3          Schedules and Documents relating to Receivables.  Borrower shall deliver to Silicon transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on Silicon’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Silicon’s security interest and other rights in all of Borrower’s Receivables, nor shall Silicon’s failure to advance or lend against a specific Receivable affect or limit Silicon’s security interest and other rights therein.  Loan requests received after 12:00 Noon will not be considered by Silicon until the next Business Day.  Together with each such schedule and assignment, or later if requested by Silicon, Borrower shall furnish Silicon with copies (or, at Silicon’s request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing.  Borrower shall also furnish to Silicon an aged accounts receivable trial balance in such form and at such intervals as Silicon shall request.  In addition, Borrower shall deliver to Silicon the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements, all of which shall be with recourse.  Borrower shall also provide Silicon with copies of all credit memos within two days after the date issued.

4.4          Collection of Receivables.  Borrower shall have the right to collect all Receivables, unless and until a Default or an Event of Default has occurred.  Borrower shall hold all payments on, and proceeds of, Receivables in trust for Silicon, and Borrower shall immediately deliver all such payments and proceeds to Silicon in their original form, duly endorsed in blank, to be applied to the Obligations in such order as Silicon shall determine.  Silicon may, in its discretion, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other “blocked account” as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify.  Silicon or its designee may, at any time, notify Account Debtors that the Receivables have been assigned to Silicon.

4.5          Remittance of Proceeds.  All proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Borrower to Silicon in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Silicon shall determine; provided that, if no Default or Event of Default has occurred, Borrower shall not be obligated to remit to Silicon the proceeds of the sale of worn out or obsolete equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year).  Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Silicon.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

4.6          Disputes.  Borrower shall notify Silicon promptly of all disputes or claims relating to Receivables.  Borrower shall not forgive (completely or partially), compromise or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that:  (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm’s length transactions, which are reported to Silicon on the regular reports provided to Silicon; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit.  Silicon may, at any time after the occurrence of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Silicon considers advisable in its reasonable credit judgment and, in all cases, Silicon shall credit Borrower’s Loan account with only the net amounts received by Silicon in payment of any Receivables.

4.7          Returns.  Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to Silicon).  In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for Silicon, (ii) segregate all returned Inventory from all of Borrower’s other property, (iii) conspicuously label the returned Inventory as Silicon’s property, and (iv) immediately notify Silicon of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Silicon’s request deliver such returned Inventory to Silicon.

4.8          Verification.  Silicon may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Silicon or such other name as Silicon may choose.

4.9          No Liability.  Silicon shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Silicon be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to a Receivable.  Nothing herein shall, however, relieve Silicon from liability for its own gross negligence or willful misconduct.

5.             ADDITIONAL DUTIES OF BORROWER.

5.1          Financial and Other Covenants.  Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

5.2          Insurance.  Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require, and Borrower shall provide evidence of such insurance to Silicon, so that Silicon is satisfied that such insurance is, at all times, in full force and effect.  All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon.  Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid.  Silicon may require reasonable assurance that the insurance proceeds so released will be so used.  If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower’s expense.  Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

5.3          Reports.  Borrower, at its expense, shall provide Silicon with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

5.4          Access to Collateral, Books and Records.  At reasonable times, and on one Business Day’s notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower’s books and records.  Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process.  The foregoing inspections and audits shall be at Borrower’s expense and the charge therefor shall be $650 per person per day (or such higher amount as shall represent Silicon’s then current standard charge for the same), plus reasonable out of pocket expenses.  Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower’s books or records at any location other than Borrower’s Address, without first obtaining Silicon’s written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Silicon the same rights with respect to access to books and records and related rights as Silicon has under       this Loan Agreement.

5.5          Negative Covenants.  Except as may be permitted in the Schedule, Borrower shall not, without Silicon’s prior written consent, do any of the following:  (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business(except for a public offering of Borrower’s equity securities); (iv) sell or transfer any Collateral, except for the sale of finished Inventory in the ordinary course of Borrower’s business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower’s stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower’s stock; (xii) make any change in Borrower’s capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) pay total compensation, including salaries, fees, bonuses, commissions, and all other payments, whether directly or indirectly, in money or otherwise, to Borrower’s executives, officers and directors (or any relative thereof) in an amount in excess of the amount set forth on the Schedule; or (xiv) dissolve or elect to dissolve.  Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

5.6          Litigation Cooperation.  Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Silicon, make available Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

5.7          Further Assurances.  Borrower agrees, at its expense, on request by Silicon, to execute all documents and take all actions, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon’s perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

6.             TERM.

6.1          Maturity Date.  This Agreement shall continue in effect until the maturity date set forth on the Schedule (the “Maturity Date”), subject to Section 6.3 below.

6.2          Early Termination.  This Agreement may be terminated prior to the Maturity Date as follows:  (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.  If this Agreement is terminated by Borrower or by Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to$5,000 per month for the number of months remaining (including any partial months) until the Maturity Date, Credit Limit, provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.  The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

6.3          Payment of Obligations.  On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable.  Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said Letters of Credit, pursuant to Silicon’s then standard form cash pledge agreement.  Notwithstanding any termination of this Agreement, all of Silicon’s security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination.  No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.  Upon payment and performance in full of all the Obligations and termination of this, Agreement, Silicon shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Silicon’s security interests.

7.             EVENTS OF DEFAULT AND REMEDIES.

7.1          Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” under  this Agreement, and Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Borrower or any of Borrower’s officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect when made; or (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit; or (d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other nonmonetary Obligation which by its nature cannot be cured; or

(e) Borrower shall fail to perform any other nonmonetary Obligation, which failure is not cured within10 Business Days after the date due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured  by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which breach has or may reasonably be expected to have a material adverse effect on Borrower’s business or financial condition; or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (1) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (n) there shall be a change in the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock of Borrower, in one or more transactions (other than in connection with the IPO, as defined above), compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of Silicon; or (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower’s business or financial condition; or (q) Silicon, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of an event prior to the effective date hereof of which Silicon had no knowledge on the effective date or because of the occurrence of an event on or subsequent to the effective date.  Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

7.2          Remedies.  Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following:  (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and  performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Silicon without judicial process to enter onto any of Borrower’s premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives:  (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use Borrower’s premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale.  Silicon shall have the right to conduct such disposition on Borrower’s premises without charge, for such time or times as Silicon deems reasonable, or on Silicon’s premises, or elsewhere and the Collateral need not be located at the place of disposition.  Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Silicon to endorse or sign Borrower’s name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon’s sole discretion, to grant extensions of time to pay, compromise claims and settle’ Receivables and the like for less than face value; (h) Offset against any sums in any of Borrower’s general, special or other Deposit Accounts with Silicon; and (i) Demand and receive possession of any of Borrower’s federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.  All reasonable attorneys’ fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  Without limiting any of Silicon’s rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum

7.3          Standards for Determining Commercial Reasonableness.  Borrower and Silicon agree that a sale or other disposition (collectively, “sale”) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable:  (i) Notice of the sale is given to Borrower at least ten (10) days prior to the sale, and, in the case of a public sale, notice of the sale is published at least ten (10) days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.; (v) Payment of the purchase price in cash or by cashier’s check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same.  Silicon shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

7.4          Power of Attorney.  Upon the occurrence of any Event of Default, without limiting Silicon’s other rights and remedies, Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower’s expense, to do any or all of the following, in Borrower’s name or otherwise, but Silicon agrees to exercise the following powers in a commercially reasonable manner:  (a) Execute on behalf of Borrower any documents that Silicon may, in its sole discretion, deem advisable in order to perfect and maintain Silicon’s security interest in the Collateral, or in order to exercise a right of Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon’s Collateral or in which Silicon has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic’s, materialman’s or other lien, or assignment or satisfaction of mechanic’s, materialman’s or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any Collateral or documents, evidence of payment or Collateral that may come into Silicon’s possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower’s taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this

Agreement and any other present or future agreements.  Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  In no event shall Silicon’s rights under the foregoing power of attorney or any of Silicon’s other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of Borrower.

7.5          Application of Proceeds.  All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the reasonable costs, expenses, liabilities, obligations and attorneys’ fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion.  Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Silicon for any deficiency.  If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

7.6          Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and Borrower, and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8.             DEFINITIONS.  As used in this Agreement, the following terms have the following meanings:

“Account Debtor” means the obligor on a Receivable.

“Affiliate” means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

“Business Day” means a day on which Silicon is open for business.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

“Collateral” has the meaning set forth in Section 2.1 above.

“Default” means any event which with notice or passage of time or both, would constitute an

Event of Default.

“Deposit Account” has the meaning set forth in Section 9105 of the Code.

“Eligible Inventory” means Inventory which Silicon, in its good-faith business judgment, deems eligible for borrowing, based on such considerations as Silicon may from time to time deem appropriate.  Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of Silicon’s discretion, Inventory which does not meet the following requirements will not be deemed to be Eligible Inventory:  Inventory which (i) consists of raw materials and finished goods, in good, new and salable condition which is not perishable, not obsolete or unmerchantable, and is not comprised of work in process, packaging materials or supplies; (ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) conforms in all respects to the warranties and representations set forth in this Agreement; (v) is at all times subject to Silicon’s duly perfected, first priority security interest; and (vi) is situated at a one of the locations set forth on the Schedule.

“Eligible Receivables” means Receivables arising in the ordinary course of Borrower’s business from the sale of goods or rendition of services, which Silicon, in its good-faith business judgment, shall deem eligible for borrowing, based on such considerations as Silicon may from time to time deem appropriate.  Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of Silicon’s discretion, the following (the “Minimum Eligibility Requirements”) are the minimum requirements for a Receivable to be an Eligible Receivable:  (i) the Receivable must not be outstanding for more than 90 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Receivable must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Silicon, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Silicon’s satisfaction, with the United States Assignment of Claims Act), (viii) the Receivable must not be owing from an Account Debtor located outside the United States or Canada (unless pre-approved by Silicon in its discretion in writing, or backed by a letter of credit satisfactory to Silicon, or  FCIA insured satisfactory to Silicon), (ix) the Receivable must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise.  Receivables owing from one Account Debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total Receivables outstanding.  In addition, if more than 50% of the Receivables owing from an Account Debtor are outstanding more than 90 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that Account Debtor will be deemed ineligible for borrowing.  Silicon may, from time to time, in its discretion, revise the Minimum Eligibility Requirements, upon written notice to Borrower.

“Equipment” means all of Borrower’s present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower’s operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

“Event of Default” means any of the events set forth in Section 7.1 of this Agreement.

“General Intangibles” means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all chooses in action, causes of action, corporate or other business records, Deposit Accounts, Intellectual Property, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers,  proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).  “Intellectual Property” means all inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, rights in all litigation relating thereto and the proceeds of the foregoing.

“Inventory” means all of Borrower’s now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower’s business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

“Obligations” means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker’s acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower’s debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney’s fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon.

“Permitted Liens” means the following:  (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods.  Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon’s then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

“Receivables” means all of Borrower’s now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

“Reserves” means, as of any date of determination, such amounts as Silicon may from time to time establish and revise in good faith reducing the amount of Loans, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule:  (a) to reflect events, conditions, contingencies or risks which, as determined by Silicon in good faith, do or may affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Receivables), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Silicon in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Silicon’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Silicon is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Silicon determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

Other Terms.  All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.             GENERAL PROVISIONS.

9.1          Interest Computation.  In computing interest on the Obligations, all checks, and other items of payment received by Silicon (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Silicon on account of the Obligations three Business Days after receipt by Silicon of immediately available funds (except with respect to wire transfers which shall be deemed applied by Silicon on account of the Obligations the same Business Day as deemed received by Silicon), and, for purposes of the foregoing, any such funds received after 12:00 Noon on any day shall be deemed received on the next Business Day.  Silicon shall not, however, be required to credit Borrower’s account for the amount of any item of payment which is unsatisfactory to Silicon in its sole discretion, and Silicon may charge Borrower’s loan account for the amount of any item of payment which is returned to Silicon unpaid.

9.2          Application of Payments.  All payments with respect to the Obligations may be applied, and in Silicon’s sole discretion reversed and re-applied, to the Obligations, in such order and manner as Silicon shall determine in its sole discretion.

9.3          Charges to Accounts.  Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower’s Loan account, in which event they will bear interest at the same rate applicable to the Loans.  Silicon may also, in its discretion, charge any monetary Obligations to Borrower’s Deposit Accounts maintained with Silicon.

9.4          Monthly Accountings.  Silicon shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement.  Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Silicon), unless Borrower notifies Silicon in writing to the contrary within thirty days after each account is rendered, describing the nature of any alleged errors or admissions.

9.5          Notices.  All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party.   Notices to Silicon shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit Manager.  All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

9.6          Severability.  Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

9.7          Integration.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.  There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

9.8          Waivers.  The failure of Silicon at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar.  None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an authorized officer of Silicon and delivered to Borrower.  Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document  or guaranty at any time held by Silicon on which Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

9.9          No Liability for Ordinary Negligence.  Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon, but nothing herein shall relieve Silicon from liability for its own gross negligence or willful misconduct.

9.10        Amendment.  The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Silicon.

9.11        Time of Essence.  Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

9.12        Attorneys Fees and Costs.  Borrower shall reimburse Silicon for all reasonable attorneys’ fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys’ fees and costs Silicon incurs in order to do the following:  prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower’s books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon’s security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to Borrower.  In satisfying Borrower’s obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon’s attorneys Levy, Small & Lallas, but Borrower acknowledges and agrees that Levy, Small & Lallas, is representing only Silicon and not Borrower in connection with this Agreement.  If either Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys’ fees, including (but not limited to) reasonable attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.  All attorneys’ fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of Borrower’s Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

9.13        Benefit of Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Silicon; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void.  No consent by Silicon to any assignment shall release Borrower from its liability for the Obligations.

9.14        Joint and Several Liability.  If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

9.15        Limitation of Actions.  Any claim or cause of action by Borrower against Silicon, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Silicon, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within eighteen months after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a  summons and complaint on an officer of Silicon, or on any other person authorized to accept service on behalf of Silicon, within thirty (30) days thereafter.   Borrower agrees that such eighteen month period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action.  The eighteen month period provided herein shall not be waived, tolled, or extended except by the written consent of Silicon in its sole discretion.  This provision shall survive any termination of this Loan Agreement or any other present or future agreement.

9.16        Paragraph Headings; Construction.  Paragraph headings are only used in this Agreement for convenience.  Borrower and Silicon acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement.  The term “including”, whenever used in this Agreement, shall mean “including (but not limited to)”.  This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or Borrower under any rule of construction or otherwise.

9.17        Governing Law; Jurisdiction; Venue.  This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and Borrower shall be governed by the laws of the State of California.  As a material part of the consideration to Silicon to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Silicon’s option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

9.18        Mutual Waiver of Jury Trial.  BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:

DIGIRAD CORPORATION

By	/s/ Illegible
President or Vice President

By	/s/ Gary G. Atkinson
Secretary or Ass’t Secretary

Silicon:

SILICON VALLEY BANK

By
Title

Form 3/24/99

Version -0-4

SILICON VALLEY BANK

Schedule To

Loan And Security Agreement

Borrower:	Digirad Corporation
Address:	9350 Trade Place
San Diego, CA 92126

Date:	July 31, 2001

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

1. CREDIT LIMIT (Section 1.1):	An amount not to exceed the lesser of a total of $4,300,000 at any one time outstanding (the “Maximum Credit Limit”), or the sum of (a) and (b) below:

(a) 75% (the “Percentage Advance Rate”) of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), plus

(b) an amount not to exceed the lesser of:

(1) 25% of the value of Borrower’s Eligible Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and determined on a first-in, first-out basis, or

(2) 50% of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), or

(3) $300,000.

The foregoing Percentage Advance Rate is typically based on the quality of the Receivables and attendant Dilution as follows:  up to 85% Percentage Advance Rate with 5% Dilution; up to 80% Percentage Advance Rate with Dilution over 5% but less than 10%; up to 75% Percentage Advance Rate when Dilution is over 10% but less than 15%.  If Dilution exceeds 15%, a reserve is established for the dilution factor rounded up to the nearest whole number then multiplied by a factor of up to 75%.

As used above, “Dilution” means all deductions from Receivables by Account Debtors of Borrower, other than

Silicon Valley Bank	Loan and Security Agreement

those arising from payment thereof, and includes without limitation deductions arising from advertising and other allowances, credit memos, returns, bad debts, and all other deductions, as determined by Silicon’s audit and for such period as Silicon shall determine.  Changes in the Percentage Advance Rate based on Dilution shall go into effect when Silicon has determined the amount of the Dilution and given written notice to the Borrower of the change in the Percentage Advance Rate.  If, as a result of a decrease in the Percentage Advance Rate, the total Loans and other Obligations exceed the Credit Limit, the Borrower shall pay the excess to Silicon in accordance with the terms of this Agreement.

Moreover, prior to any increase in the Percentage Advance Rate going into effect, the delinquency rate with respect to the Borrower’s Receivables must be satisfactory to Silicon in its sole discretion.

2. INTEREST.
Interest Rate (Section 1.2):

A rate equal to the “Prime Rate” in effect from time to time, plus 2.0% per annum.  Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  “Prime Rate” means the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Minimum Monthly Interest (Section 1.2):	$5,000 per month.

3. FEES (Section 1.4):
Loan Fee:	$43,000, payable concurrently herewith.

Collateral Monitoring Fee:	$500, per month, payable in arrears (prorated for any partial month at the beginning and at termination of this Agreement).

4. MATURITY DATE (Section 6.1):	One year from the date of this Agreement.

5. FINANCIAL COVENANTS. (Section 5.1):	Borrower shall comply with each of the following covenant(s). Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

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Minimum Tangible Net Worth:

Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than $6,000,000, plus 25% of the consideration received after the date hereof for the issuance of equity securities of the Borrower; provided, however, for the month of August 2001 only, the 25% will be applicable only to all consideration received in excess of $4,000,000; and

Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than $5,000,000, plus 25% of the consideration received after the date hereof for the issuance of equity securities of the Borrower; provided, however, for the month of August 2001 only, the 25% will be applicable only to all consideration received in excess of $4,000,000.

Definitions.	For purposes of the foregoing financial covenants, the following term shall have the following meaning:

“Current assets”, “current liabilities” and “liabilities” shall have the meaning ascribed thereto by generally accepted accounting principles.

“Tangible Net Worth” shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

(A)  there shall be excluded from assets:  (i) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

(B) there shall be excluded from liabilities:  all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

6. REPORTING. (Section 5.3):	Borrower shall provide Silicon with the following:
1. Monthly Receivable agings, aged by invoice date, within

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fifteen days after the end of each month. 2. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within fifteen days after the end of each month. 3. Monthly reconciliations of Receivable agings (aged by invoice date), transaction reports, and general ledger, within fifteen days after the end of each month. 4. Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Silicon, all within fifteen days after the end of each month. 5. Monthly unaudited financial statements, as soon as  available, and in any event within thirty days after the end of each month.

6. Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks. 7. Quarterly unaudited financial statements, as soon as available, and in any event within forty-five days after the end of each fiscal quarter of Borrower. 8. Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower. 9. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower’s fiscal year, certified by independent certified public accountants acceptable to Silicon.

7. COMPENSATION (Section 5.5):	Not applicable.

8. BORROWER INFORMATION:
Prior Names of Borrower (Section 3.2):	See Representations and Warranties dated March 14, 2001.

Prior Trade Names of Borrower	See Representations and Warranties dated March 14, 2001.
(Section 3.2):

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Existing Trade Names of Borrower (Section 3.2):	See Representations and Warranties dated March 14, 2001.

Other Locations and Addresses (Section 3.3):	See Representations and Warranties dated March 14, 2001.

Material Locations and Addresses (Section 3.10):	None.

9. OTHER COVENANTS (Section 5.1):	Borrower shall at all times comply with all of the following additional covenants:
(1) Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

(2)  Subordination of Inside Debt.  All present and future indebtedness of Borrower to its officers, directors and shareholders (“Inside Debt”) shall, at all times, be subordinated to the Obligations pursuant to a subordination agreement on Silicon’s standard form.  Borrower represents and warrants that there is no Inside Debt presently outstanding, except for the following:  NONE.  Prior to incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to Silicon a subordination agreement on Silicon’s standard form.

(3)  Warrants.  Borrower shall provide Silicon with five-year warrants to purchase 42,490 shares of Series E Preferred Stock of the Borrower, at $3.036 per share, on the terms and conditions in the Warrant to Purchase Stock and related documents being executed concurrently herewith.

(4)  Future Warrants.  In the event the Maximum Credit Limit (as defined above) increases, Borrower agrees that it shall issue to Silicon additional warrants to purchase stock of Borrower, on Silicon’s standard form with such modifications as are acceptable to Silicon in its sole discretion, for an amount of shares equal to 3% of the increase in the Maximum Credit Limit divided by the initial exercise price of such warrant.  The class of stock and initial exercise price shall be determined at or about the time of such

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proposed increase in the Maximum Credit Limit.

(5)  Intellectual Property Security Agreement.  Concurrently, Borrower is executing and delivering to Silicon a Collateral Assignment, Patent Mortgage and Security Agreement between Borrower and Silicon (the “Intellectual Property Agreement”).  Borrower shall (i) cause the Intellectual Property Agreement to be recorded in the United States Patent and Trademark Office and (ii) provide evidence of such recordation to Silicon.

(6)  Landlord Waivers.  Within 30 days after the date hereof, Borrower shall cause the record owners (other than Borrower) of all real property upon which Borrower maintains inventory to execute and deliver to Silicon, on Silicon’s standard form, a landlord waiver containing such other terms and conditions as Silicon may require.

(7)  Default Notice from Heller Financial.  Within 10 Business Days after the date hereof, Borrower shall cause Heller Financial to amend its financing agreements with Borrower’s subsidiary(ies) (the “Heller Documents”) to require Heller Financial to provide Silicon with written notice of any default under the Heller Documents, and Borrower shall provide Silicon with evidence of such amendment to the Heller Documents.

Borrower:		Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By
	President or Vice President	Title

By	/s/ Gary G. Atkinson
Secretary or Ass’t Secretary

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COLLATERAL ASSIGNMENT, PATENT MORTGAGE
AND SECURITY AGREEMENT

This Collateral Assignment, Patent Mortgage and Security Agreement is made as of July 31, 2001 by and between Digirad Corporation (“Assignor”), and Silicon Valley Bank, a California banking corporation (“Assignee”).

RECITALS

A.            Assignee has agreed to lend to Assignor certain funds (the “Loans”), pursuant to a Loan and Security Agreement dated July 31, 2001 (the “Loan Agreement”) and Assignor desires to borrow such funds from Assignee.

B.            In order to induce Assignee to make the Loans, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.             Assignment, Patent Mortgage and Grant of Security Interest.  As collateral security for the prompt and complete payment and performance of all of Assignor’s present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to Assignor’s entire right, title and  interest in, to and under the following (all of which shall collectively be called the “Collateral”):

(a)           All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Exhibit A-1 to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C.  §106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the “Registered Copyrights”), and any and all royalties, payments, and other amounts payable to Assignor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

(b)           All present and future copyrights which are not registered in the United States Copyright Office (the “Unregistered Copyrights”), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties, payments, and other amounts payable to Assignor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.  The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the “Copyrights.”

(c)           All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this Agreement (the “Licenses”).

(d)           All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

(e)           Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(f)            Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

(g)           All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(h)           Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”)

(i)            Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(j)            All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(k)           All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(l)            All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR’S OBLIGATIONS TO ASSIGNEE UNDER

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THE LOAN AGREEMENT.

2.             Authorization and Request.  Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

3.             Covenants and Warranties.  Assignor represents, warrants, covenants and agrees as follows:

(a)           Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business.

(b)           Listed on Exhibits A-1 and A-2 are all copyrights owned by Assignor, in which Assignor has an interest, or which are used in Assignor’s business.

(c)           Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Assignor or is an employee of Assignor acting within the scope of his or her employment and was such an employee at the time of said creation.

(d)           All of Assignor’s present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Assignor (collectively, “Receivables”), have been and shall be registered with the United States Copyright Office prior to the date Assignor requests or accepts any loan from Assignee with respect to such Receivables and prior to the date Assignor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to Assignee, and Assignor shall provide to Assignee copies of all such registrations promptly upon the receipt of the same.

(e)           Assignor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Assignor all rights of authorship to any copyrighted material in which Assignor has or may subsequently acquire any right or interest.

(f)            Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the  licensor’s or other party’s consent and this Assignment constitutes an assignment.

(g)           During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

(h)           Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

(i)            Assignor shall promptly advise Assignee of any material adverse change

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in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

(j)            Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

(k)           Assignor shall promptly register the most recent version of any of Assignor’s Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee’s interest in the Collateral;

(l)            This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (m) below;

(m)          To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S.  governmental authority or U.S.  regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S.  or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

(n)           All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

(o)           Assignor shall not enter into any agreement that would materially impair or conflict with Assignor’s obligations hereunder without Assignee’s prior written consent, which consent shall not be unreasonably withheld.  Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor’s rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

(p)           Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely

4

affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

4.             Assignee’s Rights.  Assignee shall have the right, but not the obligation, to take, at Assignor’s sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days’ notice to Assignor.  Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

5.             Inspection Rights.  Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor’s plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor’s trade secrets and other proprietary information.

6.             Further Assurances; Attorney in Fact.

(a)           Upon an Event of Default, on a continuing basis thereafter, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee’s security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

(b)           Upon an Event of Default, Assignor hereby irrevocably appoints Assignee as Assignor’s attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee’s discretion, upon Assignor’s failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including:

(i)            To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor’s approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

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(ii)           To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

7.             Events of Default.  The occurrence of any of the following shall constitute an Event of Default under the Assignment:

(a)           An Event of Default occurs under the Loan Agreement; or

(b)           Assignor breaches any warranty or agreement made by Assignor in this Assignment.

8.             Remedies.  Upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee.  Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default.  Assignor will pay any expenses (including reasonable attorney’s fees) incurred by Assignee in connection with the exercise of any of Assignee’s rights hereunder, including without limitation any expense incurred in disposing of the Collateral.  All of Assignee’s rights and remedies with respect to the Collateral shall be cumulative.

9.             Indemnity.  Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against:  (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising form or out of Assignee’s gross negligence or willful misconduct.

10.           Release.  At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all assignments and other instruments as may be reasonably necessary or proper to terminate Assignee’s security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Assignee pursuant to this Agreement.  For the purpose of this Agreement, the obligations secured hereunder shall be deemed to continue if Assignor enters into any bankruptcy or similar proceeding at a time when any amount paid to Assignee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

11.           No Waiver.  No course of dealing between Assignor and Assignee, nor any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver.  No single or partial exercise of any right, power, or privilege under this Agreement or

6

under the Loan Agreement or any other agreement by Assignee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Assignee.

12.           Rights Are Cumulative.  All of Assignee’s rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

13.           Course of Dealing.  No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

14.           Attorneys’ Fees.  If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

15.           Amendments.  This Assignment may be amended only by a written instrument signed by both parties hereto.  To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Assignee greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Assignee under the Loan Agreement.  This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

16.           Severability.  The provisions of this Agreement are severable.  If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect  only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

17.           Counterparts.  This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

18.           California Law and Jurisdiction.  This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions.  Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Orange County, California.

19.           Confidentiality.  In handling any confidential information, Assignee shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Assignor and have delivered a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as maybe required in connection with the examination, audit or similar investigation of Assignee.

7

20.           WAIVER OF RIGHT TO JURY TRIAL.  ASSIGNEE AND ASSIGNOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:  (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ASSIGNEE AND ASSIGNOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF ASSIGNEE OR ASSIGNOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ASSIGNEE OR ASSIGNOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

ASSIGNOR:

DIGIRAD CORPORATION

By:	/s/ Gary JG Atkinson
Title:	Chief Financial Officer
Name (please print):
Gary Atkinson
Address of Assignor:

9350 Trade Place
San Diego, CA 92126

8

STATE OF California	)
) ss,
COUNTY OF San Diego	)

On August 3, 2001, before me, Claudia Perez, Notary Public, personally appeared Gary Atkinson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/
(Seal)

Official Seal

1

EXHIBIT “A-l”

REGISTERED COPYRIGHTS

REG. DATE	REG. DATE	COPYRIGHT

NONE

2

EXHIBIT “A-2”

UNREGISTERED COPYRIGHTS

NONE

DESCRIPTION OF COPYRIGHTS

3

EXHIBIT “A-3”

DESCRIPTION OF LICENSE AGREEMENTS

1.             Software license agreement with Segami Corporation dated June 16, 1999.

2.             Licence agreement with Ethicon Endo-Surgery, Inc. dated June 22, 1999.

3.             Software products license agreement with Strategic Information Group, Inc. dated December 31, 1998.

4.             Software license agreement with Corporate Management Solutions, Inc. dated July 21, 1999.

5.             Software license and maintenance agreement with Cadence Design Systems, Inc. dated November 16, 1999.

6.             Software products license agreement with QAD, Inc. dated January 6, 1999.

4

EXHIBIT “B”

PATENTS

PATENT	SERIAL/APPL. NO.	FILING DATE
Semiconductor radiation detector with downconversion element	6,194,726	September 22, 1998

Semiconductor gamma-ray camera and medical imaging system	6,194,725	April 5, 1999

Semiconductor gamma-ray camera and medical imaging system	6,172,362	April 5, 1999

Low profile open ring single photon emission computed tomographic imager	6,147,352	February 23, 1998

Semiconductor gamma-ray camera and medical imaging system	6,091,070	July 3, 1997

Semiconductor gamma-ray camera and medical imaging system	6,080,984	September 9, 1998

Bifurcated gamma camera system	6,055,450	February 23, 1998

Semiconductor radiation detector with enhanced charge collection	6,046,454	October 3, 1997

Radiation detector with shielding electrode	6,037,595	October 14, 1997

Cross-strip semiconductor detector with cord-wood construction	6,002,134	October 21, 1997

Apparatus for securing a medical imaging device to a body	5,967,983	October 31, 1995

Semiconductor gamma-ray camera and medical imaging system	5,874,396	July 3, 1997

Semiconductor gamma-ray camera and medical imaging system	5,786,597	June 28, 1996

Medical system for obtaining multiple images of a body from different perspectives	5,742,060	August 9, 1996

Semiconductor radiation detector with-enhanced charge collection	5,677,539	October 13, 1995

Apparatus and method for measuring light transmittance or reflectance	4,710,624	May 10, 1984

1

EXHIBIT “C”

TRADEMARKS

MARK	REG/FILE DATE	APP./SERIAL NO.

Digirad Imaging Solutions	March 6, 2001	76220818
Agile	June 5, 2000	76067092
DIGIRAD	December 22, 1999	75879709
Spectour	September 14, 1999	75799823
2020tc Imager	September 14, 1999	75799499
SpectrumPlus	November 22, 1996	75202359
Notebook Imager
Digirad	September 6, 1994	74569856
Rim
Hybrid Heat Sink

2

Silicon Valley Bank

Certified Resolution and Incumbency Certificate

Borrower:	Digirad Corporation,
a corporation organized under the laws
of the State of Delaware

Date:	July 31, 2001

I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

RESOLVED, that this corporation borrow from Silicon Valley Bank (“Silicon”), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these

1

resolutions and a certificate of the Secretary or Ass’t Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to Silicon five-year warrants to purchase 42,490 shares of Series E Preferred stock of this corporation, at $3.036 per share, on the terms and provisions of Silicon’s standard form Warrant to Purchase Stock and related documents; with such changes therein as Silicon and this corporation shall agree; any officer of this corporation is hereby authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

2

The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES	OFFICE (S)	ACTUAL SIGNATURES

R. Scott Huennekens	President and CEO	/s/ R. Scott Huennekens
Gary JG Atkinson	Vice President and CEO	/s/ Gary JG Atkinson

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

Gary JG Atkinson
Secretary or Assistant Secretary

3

Deposit Account Control Agreement

July 31, 2001

Merrill Lynch

Boston, MA

Re:     Digirad Corporation

Gentlemen:

Digirad Corporation (the “Customer”) has granted to Silicon Valley Bank (the “Lender”) a security interest in, and lien on, all of the following (whether now or hereafter existing or arising) (collectively, the “Collateral”):  All of the Customer’s present and future deposit accounts maintained by the Customer with you (the “Deposit Accounts”), including without limitation all demand, time, savings, passbook and similar accounts, and all present and future cash balances from time to time credited to any of the Deposit Accounts, and all proceeds of any and all of the foregoing.

Accordingly, we ask that you confirm your agreement as follows:

1.             Customer’s Directions.  Until you have received instructions from the Lender to the contrary, the Customer shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts; provided, however, that the Customer may not close  any Deposit Account, without the Lender’s prior written consent.

2.             Lender’s Rights.  Notwithstanding the foregoing or any separate agreement that the Customer may have with the Lender, the Lender shall be entitled at any time to give you instructions as to the withdrawal or disposition of any funds from time to time credited to any or all of the Deposit Accounts, or as to any other matters relating to the Deposit Accounts or any of the other Collateral, without the Customer’s further consent.  You hereby agree to comply with any such instructions without any further consent from the Customer.  Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment.  You shall be fully entitled to rely upon such instructions from the Lender, even if such instructions are contrary to any instructions or demands that the Customer may give to you.  The Customer confirms that you are to follow instructions from the Lender even if the result of following such instructions from the Lender is that you dishonor items presented for payment from a Deposit Account.  The Customer further confirms that you shall have no liability to the Customer for wrongful dishonor of any such items in following such instructions from the Lender.  You shall have no duty to inquire or determine whether the Customer’s obligations to the Lender are in default or whether the Lender is entitled, under any separate agreement between the Customer and the Lender, to give any such instructions.  The Customer further agrees to be responsible for your customary charges and to indemnify you from, and to hold you harmless against, any loss, cost or expense that you may sustain or incur in acting upon instructions from the Lender, or which you believe in good faith to be instructions from the Lender.

1

3.             Waiver of Setoff.  You agree not to exercise any right of recoupment or set-off, or to assert any banker’s lien, security interest or other lien on, against or in any of the Deposit Accounts or other Collateral on account of any credit or other obligation owed to you by the Customer or any other person, or otherwise, provided that you shall have the right, from time to time, to debit the Deposit Accounts for any of your customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by you to the Deposit Accounts, to the extent, in each case, that the Customer has not separately paid or reimbursed you for any of the foregoing.

4.             Statements.  You agree to furnish to the Lender, at its address indicated below, copies of all customary deposit account statements and other information relating to the Deposit Accounts that you send to the Customer.

5.             Governing Law; Other Agreements.  This agreement shall be governed by the internal law of the State of California.  You represent and warrant to the Lender that the account agreement between you and the Customer relating to the establishment and general operation of the Deposit Accounts provides that the laws of the State of govern the Deposit Accounts and secured transactions relating thereto, and you agree not to amend that account agreement to provide that the laws of another jurisdiction will so govern.       In addition, you represent and warrant, to the Lender that you have not entered into, and you agree not to enter, into any agreement with any other person by which you are obligated to comply with instructions from that personas to the disposition of funds from any of the Deposit Accounts or other dealings with any of the Collateral.

6.             General.  This agreement us sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties with respect to the subject matter hereof.  This agreement shall control over any conflicting agreement between you and the Customer.  This agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.  In the event of any litigation between the parties based upon, arising out of, or relating to this agreement, the prevailing party shall be entitled to recover its reasonable costs and expenses (including without limitation reasonable attorneys’ fees) from the nonprevailing party.  The parties agree to cooperate fully with each other and take such further actions and execute such further documents from time to time as may be reasonably necessary to carry out the purposes of this agreement.

Sincerely yours,

Lender:	Customer:

SILICON VALLEY BANK	DIGIRAD CORPORATION

By	By	/s/ Gary JG Atkinson
Title	Title	Chief Financial Officer

2

Address:		Address:	9350 Trade Place
San Diego CA 92126-6334
	Attn:	Attn:	Gary Atkinson

Accepted and Agreed:

MERRILL LYNCH

By
Title

3

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	March 28, 2002

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated July 31, 2001 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.             Modified Cash Management Sublimit.  Section 1.6 of the Loan Agreement is hereby amended to read as follows:

1.6  Cash Management Services and Reserves.  Borrower may use up to $200,000 of Loans available hereunder for Silicon’s Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the “Cash Management Services”) but excluding ACH payroll cash management services. Silicon may, in its sole discretion, reserve against Loans which would otherwise be available hereunder such sums as Silicon shall determine in connection with the Cash Management Services, and Silicon may charge to Borrower’s Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date.

2.             Modified Credit Limit.  Section 1 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

1. CREDIT LIMIT
(Section 1.1):	An amount equal to the sum of 1, 2 and 3 below:

1

1. Revolving Loans. An amount not to exceed the lesser of a total of $4,300,000 at any one time outstanding (the “Maximum Credit Limit”), or the sum of (a) and (b) below:

(a) 85% (the “Percentage Advance Rate”) of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), plus

(b) an amount not to exceed the lesser of:

(1) 35% of the value of Borrower’s Eligible Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and determined on a first-in, first-out basis, or

(2) 50% of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), or

(3) $500,000.

The foregoing Percentage Advance Rate is typically based on the quality of the Receivables and attendant Dilution as follows: up to 85% Percentage Advance Rate with 5% Dilution; up to 80% Percentage Advance Rate with Dilution over 5% but less than 10%; up to 75% Percentage Advance Rate when Dilution is over 10% but less than 15%. If Dilution exceeds 15%, a reserve is established for the dilution factor rounded up to the nearest whole number then multiplied by a factor of up to 75%.

As used above, “Dilution” means all deductions from Receivables by Account Debtors of Borrower, other than those arising from payment thereof, and includes without limitation deductions arising from advertising and other allowances, credit memos, returns, bad debts, and all other deductions, as determined by Silicon’s audit and for such period as Silicon shall determine. Changes in the Percentage Advance Rate based on Dilution shall go into effect when Silicon has determined the amount of the Dilution and given written notice to the Borrower of the change in the Percentage Advance Rate. If, as a result of a decrease in the

2

Percentage Advance Rate, the total Loans and other Obligations exceed the Credit Limit, the Borrower shall pay the excess to Silicon in accordance with the terms of this Agreement.

Moreover, prior to any increase in the Percentage Advance Rate going into effect, the delinquency rate with respect to the Borrower’s Receivables must be satisfactory to Silicon in its sole discretion.

Cash Management Sublimit
(Section 1.6): See Section 1.6 above;

plus

2.  Payroll Cash Management Services Loans.  Borrower has executed a cash management services agreement pursuant to which, in part, Borrower may utilize ACH payroll cash management services up to an amount of $350,000 (the “Payroll Cash Management Services Line”).  Upon Silicon’s receipt of an ACH payroll service charge (“Payroll Charge”), if Borrower’s operating account does not have sufficient funds to pay such Payroll Charge and if Silicon is obligated to pay such Payroll Charge, then Silicon will make such payment(s) and any such payments by Silicon shall constitute Obligations under this Agreement. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Payroll Cash Management Services Line, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Payroll Cash Management Services Line.  The Payroll Cash Management Services Line shall terminate on the Maturity Date;

plus

3.  Cash Secured Letter of Credit.  $205,000. Silicon previously issued for the account of Borrower a Standby Letter of Credit in the amount of $205,000 (the “Standby Letter of Credit”), which Standby Letter of Credit is secured by a certificate of deposit

3

pledged to Silicon on Silicon’s standard form documentation.

3.             Modified Minimum Tangible Net Worth Financial Covenant.  The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

“Minimum Tangible
Net Worth:

Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than $500,000, plus 50% of the total consideration received by Borrower after March 1, 2002, in consideration for the issuance by Borrower of its equity securities and subordinated debt securities, effective on the date such consideration is received, plus 50% of Borrower’s year to date net income as of the end of the applicable reporting period.; and

Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than $1,000,000, plus 50% of the total consideration received by Borrower after March 1, 2002, in consideration for the issuance by Borrower of its equity securities and subordinated debt securities, effective on the date such consideration is received, plus 50% of Borrower’s year to date net income as of the end of the applicable reporting period.”

4.             Covenant Regarding Banking Relationship.  Subclause (1) of Section 9 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

“(1)         Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.  Without limiting the generality of the foregoing, Borrower shall, at all times, maintain not less than 80% of its total cash and investments on deposit with Silicon.

5.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $7,500, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

6.             Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

4

7.            General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By	/s/ Illegible
	President or Vice President	Title	Vice President and Regional Market
Manager
By	/s/ Illegible
Secretary or Ass’t Secretary

5

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	August 29, 2002

THIS AMENDMENT TO LOAN TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

The Parties agree to amend the Loan and Security Agreement between them, dated July 31, 2001 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.             Modified Definition of Eligible Receivables.  Subclause (i) of the Minimum Eligibility Requirements set forth in the definition of Eligible Receivables in Section 8 of the Loan Agreement is hereby amended to read as follows:

(i) the Receivable must not be outstanding for more than 120 days from its invoice date,

2.             Modified Credit Limit.  Section 1 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

1. CREDIT LIMIT
(Section 1.1):	An amount equal to the sum of 1, 2 and 3 below:

1. Revolving Loans. An amount not to exceed the lesser of a total of $5,000,000 at any one time outstanding (the “Maximum Credit Limit”), the sum of (a) and (b) below:

(a) 85% (the “Percentage Advance Rate”) of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), plus

(b) an amount not to exceed the lesser of:

(1) 35% of the value of Borrower’s Eligible Inventory (as defined in Section 8 above), calculated at the lower of cost or market value and

1

Silicon Valley Bank	Amendment to Loan Documents

determined on a first-in, first-out basis, or

(2) 50% of the amount of Borrower’s Eligible Receivables (as defined in Section 8 above), or

(3) $650,000.

The foregoing Percentage Advance Rate is typically based on the quality of the Receivables and attendant Dilution as follows:  up to 85% Percentage Advance Rate with 5% Dilution; up to 80% Percent Advance Rate with Dilution over 5% but less than 10%; up to 75% Percent Advance Rate when Dilution is over 10% but less than 15%.  If Dilution exceeds 15%, a reserve is established for the dilution factor rounded up to the nearest whole number then multiplied by a factor of up to 75%.

As used above, “Dilution” means all deductions from Receivables by Account Debtors of Borrower, other than those arising from payment thereof, and includes without limitation deductions arising from advertising and other allowances, credit memos, returns, bad debts, and all other deductions, as determined by Silicon’s audit and for such period as Silicon shall determine.  Changes in the Percentage Advance Rate based on Dilution shall go into effect when Silicon has determined the amount of the Dilution and given written notice to the Borrower of the change in the Percentage Advance Rate.  If, as a result of a decrease in the Percentage Advance Rate, the total Loans and other Obligations exceed the Credit Limit, the Borrower shall pay the excess to Silicon in accordance with the terms of this Agreement.

Moreover, prior to any increase in the Percentage Advance Rate going into effect, the delinquency rate with respect to the Borrower’s Receivables must be satisfactory to Silicon in its sole discretion.

2

Cash Management Sublimit
Section 1.6): See Section 1.6 above;

plus

2.  Payroll Case Management Services Loans.  Borrower has executed a cash management services agreement pursuant to which in part, Borrower may utilize ACH payroll cash management services up to an amount of $350,000 (the “Payroll Cash Management Services Line”).  Upon Silicon’s receipt of an ACH payroll service charge (“Payroll Charge”), if borrower’s operating account does not have sufficient funds to pay such Payroll Charge and if Silicon is obligated to pay such Payroll Charge, then Silicon will make such payment(s) and any such payments by Silicon shall constitute Obligations under this Agreement.  Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Payroll Cash Management Services Line, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Payroll Cash Management Services Line.  The Payroll Cash Management Services Line shall terminate on the Maturity Date;

plus

3.  Cash Secured Letter of Credit.  $205,000.  Silicon previously issued for the account of Borrower a Standby Letter of Credit in the amount of $205,000 (the “Standby Letter of Credit”), which Standby Letter of Credit is secured by a certificate of deposit pledged to Silicon on Silicon’s standard form documentation.

3.             Modified Interest Rate.  Section 2 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

2.  INTEREST.

Interest Rate (Section 1.2):

A rate equal to the “Prime Rate” in effect from time to time, plus 1.75% per annum Interest shall be calculated on the basis of a 360-day year for the actua1 number of days

3

Silicon Valley Bank	Loan and Security Agreement

elapsed.  “Prime Rate” means the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.  The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Minimum Monthly Interest
(Section 1.2):	$5,000 per month.

4.             Modified Maturity Date.  Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

4. MATURITY DATE
(Section 6.1):	August 31, 2003, subject to early termination as provided in Section 6.2 above.

5.             Addition of Minimum Cash On Hand Financial Covenant.  The following Minimum Cash on Hand Financial Covenant is hereby added to Section 5 of the Schedule to Loan and Security Agreement, entitled “5. FINANCIAL COVENANTS (Section 5.1),” and shall read as follows:

Minimum Cash on Hand:	Borrower shall at all times maintain a minimum of unrestricted cash (and cash equivalents) in accounts maintained Silicon in an amount of not less than $2,500,000.

6.             Guaranty of Obligations to Heller Financial.  A new subclause (8) is hereby added to Section 9 of the Schedule to Loan and Security Agreement and shall read as follows:

(8)           Guaranty of Obligations to Heller Financial.  Borrower is hereby permitted to guaranty the obligations of its subsidiaries Orion Imaging Systems, Inc. (“Orion”) and Digirad Imaging Systems, Inc. (“Digirad Imaging,” together with Orion, the “Subsidiaries”) to Heller Healthcare Finance, Inc. (“Heller”), and any successor to Heller, under any financing agreements between Heller and the Subsidiaries (the “Heller Documents”), but only on an unsecured basis and only up to an aggregate of $5,000,000 for the Subsidiaries on a combined basis (the “Digirad Guaranty”); provided further that Heller and Silicon enter into an letter agreement or other applicable agreement, acceptable to each in its respective discretion, pursuant to which Heller agrees to provide Silicon

4

Silicon Valley Bank	Amendment to Loan Documents

with written notice of any default under the Heller Documents.

7.             Defaults Regarding Guaranteed Obligations.  New subclause (r) and (s) are hereby added to Section 7.1 of the Loan Agreement, will immediately follow 7.1(q) and shall read as follows:

; or (r)  without limiting any of the foregoing, any default or event of default occurs under the Heller Documents and Heller dec1ares such default, or provides notice (or is required to provide notice) to the Subsidiaries of the same; or (s) without limiting any of the foregoing, Heller takes any action against Borrower with respect to the Digirad Guaranty, including without limitation, seeking payment by Borrower of its obligations under the Digirad Guaranty.

8.             Subsidiaries Guaranty.  Within 60 days of the date hereof, Borrower shall have caused each of Orion and Digirad Imaging to execute and deliver to Silicon a Continuing  Guaranty, in such form as Silicon shall specify, with respect to all of the Obligations, together with the consent, if any, required from Heller with respect to such Guaranty, and Borrower shall cause such Guaranty to continue in full force and effect throughout the term of this Loan Agreement and so long as any portion of the Obligations remains outstanding.

9.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents.  Silicon is authorized to charge said fee to Borrower’s loan amount.

10.          Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

11.          General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms

5

and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By	/s/ Illegible
	President or Vice President	Title	Vice President

By	/s/ Illegible
Secretary or Ass’t Secretary

6

Silicon Valley Bank	Loan and Security Agreement

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	As of February 28, 2003

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Silicon”) and the borrower named above (the “Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement from between them, dated as of July 31, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized term used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.):

1.             Limited Waiver.  Silicon and Borrower agree that solely Borrower’s failure to comply with the Minimum Tangible Net Worth financial covenant (at the Borrower level only and not consolidated with any subsidiaries) set forth in Section 5 of the Schedule to the Loan Agreement for the month ended January 31, 2003 (the “Designated Default”) hereby is waived.  It is understood by the parties hereto, however, that the foregoing waiver of the Designated Default does not constitute a waiver of such financial covenant with respect to any other date or time period or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

2.             Modification of Minimum Tangible Net Worth Covenant.  The portion of Section 5 of the Schedule to the Loan Agreement that currently reads:

“Minimum Tangible

  Net Worth:                         Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than $500,000, plus 50% of the total consideration received by Borrower after March 1, 2002, in consideration for the issuance by Borrower of its equity securities and subordinated debt securities, effective on the date such consideration is received, plus 50% of Borrower’s year to date net income as of the end of

1

Silicon Valley Bank	Amendment to Loan Documents

the applicable reporting period.; and

Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than $1,000,000, plus 50% of the total consideration received by Borrower after March 1, 2002, in consideration for the issuance by Borrower of its equity securities and subordinated debt securities, effective on the date such consideration is received, plus 50% of Borrower’s year to date net income as of the end of the applicable reporting period.”

, hereby is amended and restated in its entirety to read as follows:

“Minimum Tangible

  Net Worth:                         (a) Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than: (i) $6,100,000, for each month during the period commencing January 1, 2003 and ending on March 31, 2003; (ii) $5,100,000, for each month during the period commencing April 1, 2003 and ending on June 30, 2003; (iii) $5,000,000, for each month during the period commencing July 1, 2003 and ending on September 30, 2003; and (iv) $5,000,000, for each month during the period commencing October 1, 2003 and ending on December 31, 2003; and

(b) Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than: (i) $6,900,000, for each month during the period commencing January 1, 2003 and ending on March 31, 2003; (ii) $6,700,000, for each month during the period commencing April 1, 2003 and ending on June 30, 2003; (iii) $6,900,000, for each month during the period commencing July 1, 2003 and ending on September 30, 2003; and (iv) $7,400,000, for each month during the period commencing October 1, 2003 and ending on December 31, 2003.”

3.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $5,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents.  Silicon is authorized to charge said fee to Borrower’s loan account.

4.             Representations True.  Borrower represents and warrants to Silicon that all

2

representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5.             General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower, shall continue in full force and effect and the same (as so amended, if applicable) are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:	Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By	/s/ Illegible
	President or Vice President	Title

By	/s/ Illegible
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty of each of the undersigned in favor of Silicon relative to Borrower, which guaranty is hereby ratified and affirmed by each of the undersigned.

Digirad Imaging Solutions,

a Delaware corporation formerly

3

known as Orion Imaging Systems, Inc.

By	/s/ Illegible
Title	CFO

Digirad Imaging Systems, Inc.,

a Delaware corporation

By	/s/ Illegible
Title	CFO

4

Silicon Valley Bank	Loan and Security Agreement

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	As of May 1, 2003

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Silicon”) and the borrower named above (the “Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated as of July 31, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement):

1.             Limited Consent.  Anything in Section 6(9) of the Schedule to Loan Agreement to the contrary notwithstanding, Silicon hereby consents to the delivery by Borrower of the audited annual financial statements of Borrower for the fiscal year ended December 31, 2002 as soon as available after the 120th day after such year-end but in any event not later than May 31, 2003. It is understood by Borrower, however, that such consent does not constitute a waiver of any failure of Borrower to comply with Section 6(9) of the Schedule to the Loan Agreement in respect of the audited annual financial statements of Borrower for any other fiscal year, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to waive compliance, in the future, with Section 6(9) of the Schedule to the Loan Agreement in respect of the audited annual financial statements of Borrower for any other fiscal year, or any other provision or term of the Loan Agreement or any other Loan Document.

2.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $1,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents.  Silicon is authorized to charge said fee to Borrower’s loan account.

3.             Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

4.             General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written

5

Silicon Valley Bank	Amendment to Loan Documents

documents and agreements between Silicon and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower, shall continue in full force and effect and the same (as so amended, if applicable) are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date rust above written.

Borrower:		Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By
	CFO	Title

By	/s/ Illegible
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty of each of the undersigned in favor of Silicon relative to Borrower, which guaranty is hereby ratified and affirmed by each of the undersigned.

Digirad Imaging Solutions, a Delaware corporation formerly known as Orion Imaging Systems, Inc.

By	/s/ Illegible
Title	CFO

Digirad Imaging Systems, Inc., a Delaware corporation

By	/s/ Illegible
Title	CFO

7

Silicon Valley Bank	Loan and Security Agreement

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	August 27, 2003

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Silicon”) and the borrower named above (the “Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated as of July 31, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement):

1.             Modification of Maturity Date.  Section 4 of the Schedule to the Loan Agreement, which currently reads as follows:

4.             MATURITY DATE

(Section 6.1):                         August 31, 2003, subject to early termination as provided in Section 6.2 above.

, hereby is amended and restated in its entirety to read as follows:

4.             MATURITY DATE

(Section 6.1):                         October 15, 2003, subject to early termination as provided in Section 6.2 above.

2.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $2,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee(s) to Borrower’s loan account.

3.             Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and

1

Silicon Valley Bank	Amendment to Loan Documents

correct.

4.             General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower, shall continue in full force and effect and the same (as so amended, if applicable) are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:			Silicon:

DIGIRAD CORPORATION			SILICON VALLEY BANK

By	/s/ Illegible	CFO	By
	President or Vice President		Title

By	Vera Pardee, General Counsel
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty of each of the undersigned in favor of Silicon relative to Borrower, which guaranty is hereby ratified and affirmed by each of the undersigned.

Digirad Imaging Solutions, a Delaware corporation formerly known as Orion Imaging Systems, Inc.

By	/s/ Illegible
Title	CFO

Digirad Imaging Systems, Inc., a Delaware corporation

By	/s/ Illegible
Title	CFO

3

Silicon Valley Bank	Loan and Security Agreement

Silicon Valley Bank

Amendment to Loan Documents

Borrower:	Digirad Corporation

Date:	October 6, 2003

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Silicon”) and the borrower named above (the “Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated as of July 31, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof.  (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.) :

1.             Modification of Interest Rate.  The portion of Section 3 of the Schedule to the Loan Agreement that currently reads as follows:

A rate equal to the “Prime Rate” in effect from time to time, plus 1.75% per annum.

, hereby is amended and restated in its entirety to read as follows:

A rate equal to the “Prime Rate” in effect from time to time, plus 1.75% per annum; provided that the interest rate in effect on any day shall not be less than 5.75% per annum.

2.             Modification of Maturity Date.  Section 4 of the Schedule to the Loan Agreement, which currently reads as follows:

4.             MATURITY DATE

(Section 6.1):                         October 15, 2003, subject to early termination as provided in Section 6.2 above.

, hereby is amended and restated in its entirety to read as follows:

1

Silicon Valley Bank	Amendment to Loan Documents

4.             MATURITY DATE

(Section 6.1):                         October 15, 2004, subject to early termination as provided in Section 6.2 above.

3.             Limited Waiver.  Silicon and Borrower agree that solely Borrower’s failure to comply with the Minimum Tangible Net Worth financial covenant (at the Borrower level only and not consolidated with any subsidiaries) set forth in Section 5 of the Schedule to the Loan Agreement for each of the months ended August 31, 2003 and September 30, 2003 (individually and collectively, the “Designated Default”) hereby is waived. It is understood by the parties hereto, however, that the foregoing waiver of the Designated Default does not constitute a waiver of such financial covenant with respect to any other date or time period or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

4.             Modification of Minimum Tangible Net Worth Covenant.  The portion of Section 5 of the Schedule to the Loan Agreement that currently reads:

“Minimum Tangible
Net Worth:

(a) Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than: (i) $6,100,000, for each month during the period commencing January 1, 2003 and ending on March 31, 2003; (ii) $5,100,000, for each month during the period commencing April 1, 2003 and ending on June 30, 2003; (iii) $5,000,000, for each month during the period commencing July 1, 2003 and ending on September 30, 2003; and (iv) $5,000,000, for each month during the period commencing October 1, 2003 and ending on December 31, 2003; and

(b) Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than: (i) $6,900,000, for each month during the period commencing January 1, 2003 and ending on March 31, 2003; (ii) $6,700,000, for each month during the period commencing April 1, 2003 and ending on June 30, 2003; (iii) $6,900,000, for each month during the period commencing July 1, 2003 and ending on September 30, 2003; and (iv) $7,400,000, for each month during the period commencing October 1, 2003 and ending on December 31, 2003.”

2

, hereby is amended and restated in its entirety to read as follows:

“Minimum Tangible
Net Worth:

(a) Borrower shall maintain, at the Borrower level only and not consolidated with any subsidiaries, a Tangible Net Worth of not less than $3,800,000, for each month during the period from and after October 1, 2003; and

(b) Borrower shall maintain, on a consolidated basis, a Tangible Net Worth of not less than $6,500,000, for each month during the period from and after October 1, 2003.”

5.             Financial Reporting.  The following hereby is added to the end of Section 6 of the Schedule to Loan Agreement (following, and separate from, the last numbered item therein):

With respect to the financial statements and operating budgets referred to above in this Section 6 of the Schedule, Borrower agrees to deliver such financial statements and operating budgets prepared on both a consolidated and consolidating basis, and agrees that no subsidiary of Borrower will have a fiscal year different from that of Borrower.

6.             Compliance with Heller Financing Documents.  Borrower hereby covenants and agrees to deliver to Silicon, no later than October 31, 2003, evidence (satisfactory to Silicon in its good faith business judgment) that all existing events of default or potential events of default under the financing documents between Heller Healthcare Finance, Inc., on the one hand, and one or more of Borrower and its subsidiaries, on the other hand, (including without limitation all such events of default that are in existence as of the date of this Amendment) have been waived (which waiver shall be on terms and conditions (if any) satisfactory to Silicon in its good faith business judgment), as of the date of Borrower’s delivery of such evidence.

7.             Fee.  As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $25,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents.  Silicon is authorized to charge said fee(s) to Borrower’s loan account.

8.             Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

9.             General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

3

parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower, shall continue in full force and effect and the same (as so amended, if applicable) are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:		Silicon:

DIGIRAD CORPORATION		SILICON VALLEY BANK

By	/s/ Illegible	By
	CFO	Title

By	Vera Pardee, Illegible
Secretary or Ass’t Secretary

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty of each of the undersigned in favor of Silicon relative to Borrower, which guaranty is hereby ratified and affirmed by each of the undersigned.

Digirad Imaging Solutions, a Delaware corporation formerly known as Orion Imaging Systems, Inc.

By	/s/ Illegible
Title	CFO

Digirad Imaging Systems, Inc., a Delaware corporation

By	/s/ Illegible
Title	CFO

5